Exhibit 10.3.2

Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K due to personal privacy concerns or pursuant to Item 601(b)(10)(iv) because it is both not material and is the type of information that the registrant treats as private or confidential. Redacted information is indicated by: [***]

July 5, 2018	UBC File: F16-05805

VIA EMAIL

Dr. Elliot Goldstein
President and CEO
ProMis Neurosciences, Inc.
Suite 200, 1920 Yonge Street
Toronto, ON
M4S 3E2
[***]

Dear Dr. Goldstein,

Re:	Collaborative Research Agreement between The University of British Columbia (“UBC”) and Vancouver Coastal Health Authority (“Hospital”) (UBC and Hospital collectively, the “Institution”) and ProMis Neurosciences, Inc. (the “Sponsor”) effective April 1, 2016 and amended by Amendment No. 1 dated December 13, 2017 (the “Agreement”)

Amendment No. 2

The Institution and Sponsor have executed the Agreement and hereby agree to amend the Agreement as follows:

Article 4.1 shall be revised and read as follows:

“4.1 The Parties understand and agree that, subject to Article 4.3, and excluding any intellectual property related costs under Section 7, the total costs to the Sponsor hereunder will be $[***] (Canadian funds). The Parties acknowledge that any budget categories that may be described in the Project are estimates only and that changes from category to category may be made at the Institution’s discretion. The Sponsor will pay to UBC the amounts of the following due dates:

1)	Amount already received by UBC	$[***]

2)	Amount due upon signature of this Amendment No. 2	$[***]

3)	August 1, 2018	$[***]

4)	October 1, 2018	$[***]

5)	January 1, 2019	$[***]

All other terms and conditions of the Agreement will remain in full force and effect and will continue for the duration of the Agreement. The Agreement and this Amendment No. 2 will be read together and constitute one agreement.

This Amendment to the Agreement may be signed in counterparts either through original copies or by facsimile or electronically each of which will be deemed an original and all of which will constitute the same instrument.

Sincerely,

/s/ Jacqueline Lee
Jacqueline Lee
Industry Grants Officer

SIGNED FOR AND ON BEHALF of
THE UNIVERSITY OF BRITISH COLUMBIA
by its authorized signatory:

_____________________

Name:
Title:
Date:

SIGNED FOR AND ON BEHALF of
THE UNIVERSITY OF BRITISH COLUMBIA
by its authorized signatory:

_____________________

Name:
Title:
Date:

SIGNED FOR AND ON BEHALF of
VANCOUVER COASTAL HEALTH AUTHORITY
by its authorized signatory:

_____________________

Name:
Title:
Date:

SIGNED FOR AND ON BEHALF of
PROMIS NEUROSCIENCES, INC.
by its authorized signatory:

/s/ Elliot Goldstein

Name:	Dr. Elliot Goldstein, MD
Title:	President & CEO
Date:	July 20, 2018

[signature page]

Acknowledged by

/s/ Neil Cashman

Dr. Neil Cashman

Principal Investigator
Department of Neurology
Date:

[acknowledgement page]